UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2014

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     New Director

On August 12, 2014, MeetMe, Inc. (the “Company”) appointed Jason Whitt to the Company’s Board of Directors (the “Board”). Mr. Whitt was also appointed as Chairman of the Nominating and Governance Committee of the Board.

Mr. Whitt, age 42, is the Senior Vice President of Corporate and Business Development of ReachLocal, Inc., a position he has held since joining ReachLocal in March 2011. From June 2005 through February 2011, Mr. Whitt was a Venture Capital Investor for VantagePoint Venture Partners, where he focused on investments in Internet/digital media, cloud delivered software & services, mobile, consumer-oriented technology and healthcare IT. From September 2000 through May 2005, Mr. Whitt was responsible for acquisitions, venture investing, and corporate strategy for Cisco Systems’ Corporate Business Development group, where he led numerous transactions involving communications software and applications, enterprise collaboration, mobile/wireless, Internet/digital media, and consumer technology companies.

On August 12, 2014, Mr. Whitt was granted an option to purchase 18,500 shares of common stock under the Company’s 2012 Omnibus Incentive Plan, vesting monthly over a one year period, at an exercise price of $2.22 per share, representing the closing price per share of the Company’s common stock on the date of the grant.

Under the terms of the Securities Purchase Agreement dated October 17, 2006, by and between Mexicans & Americans Trading Together, Inc. (“MATT”) and Quepasa Corporation (predecessor-in-interest to the Company), MATT is entitled to appoint one director to the Board so long as MATT beneficially owns at least five percent of the Company’s outstanding stock (the “Investor Designee”). Alonso Ancira served on the Board as the Investor Designee from November 2006 until the 2014 Annual Meeting held on August 11, 2014, at which he did not stand for election. Pursuant to the 2014 Supplement to Securities Purchase Agreement, dated December 19, 2013, MATT agreed that the Investor Designee would be an individual whom MATT reasonably believes is experienced in the Internet social networking industry and who has not previously served on the Board. MATT has designated Mr. Whitt as such Investor Designee.

(e)     2012 Omnibus Incentive Plan

On August 11, 2014, the Company amended and restated the Company’s 2012 Omnibus Incentive Plan to increase the maximum number of shares authorized for issuance under the plan from 5,700,000 shares of common stock of the Company to 8,700,000.

A more detailed description of the 2012 Omnibus Incentive Plan is contained in the Company’s definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 11, 2014 (the “Proxy Statement”), under the heading “Proposal 4: Amendment and Restatement of Our 2012 Omnibus Incentive Plan,” which description is incorporated herein by reference and is filed herewith as Exhibit 99.1. The foregoing description is qualified in its entirety to the full text of the 2012 Omnibus Incentive Plan, which is filed as Exhibit 10.1 hereto.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On August 11, 2014, the Company held its annual meeting of stockholders. Proposals to be voted on by stockholders included:

1.	The election of five members to the Company’s Board of Directors (the “Board”);

2.

To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on July 11, 2014 (the “2014 Proxy Statement”);

3.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.

To approve an amendment and restatement of the Company’s 2012 Omnibus Incentive Plan to increase the maximum number of shares authorized for issuance under the plan from 5,700,000 shares of common stock of the Company to 8,700,000.

There were 38,971,200 shares of common stock and 1,000,000 shares of preferred stock entitled to 1,479,949 votes, voting together as a class, for a total of 40,451,149 votes. 33,694,552 votes (83.29% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John Abbott	16,066,616	250,270	78,975	17,298,691
Jean Clifton	16,031,490	276,051	88,320	17,298,691
Geoffrey Cook	16,032,637	286,746	76,478	17,298,691
Ernesto Cruz	15,523,611	788,175	84,075	17,298,691
Spencer Rhodes	16,022,717	285,824	87,320	17,298,691

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the 2014 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,848,900	466,974	79,987	17,298,691

3.	Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

FOR	AGAINST	ABSTAIN
32,483,574	875,907	335,071

4.

Approval of an amendment and restatement of the Company’s 2012 Omnibus Incentive Plan to increase the maximum number of shares authorized for issuance under the plan from 5,700,000 shares of common stock of the Company to 8,700,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,662,777	1,662,732	70,352	17,298,691

The information in this Item 5.07 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities & Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2012 Omnibus Incentive Plan

99.1

The section under the heading “Proposal 4: Amendment and Restatement of Our 2012 Omnibus Incentive Plan,” contained in the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on July 11, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: August 15, 2014	By:	/s/ Geoffrey Cook
	Name:	Geoffrey Cook
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2012 Omnibus Incentive Plan

99.1

The section under the heading “Proposal 4: Amendment and Restatement of Our 2012 Omnibus Incentive Plan,” contained in the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on July 11, 2014)